UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska  68130

(Address of principal executive offices)(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 10/31

Date of reporting period:    4/30/13

Item 1.  Reports to Stockholders.

Marathon Value Portfolio

Semi-Annual Report

April 30, 2013

Fund Advisor:

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

April 30, 2013

Dear Fellow Shareholders,

I have previously remarked on the wind at our back that has propelled the Fund and the equity markets in general.  The wind, of course, refers to the Federal Reserve’s purchase of about 80% of all government debt issuance. The Federal Reserve purchases the debt in the open market and not directly at auctions.  While it has made for easier sailing, I, as well as many others, realize that the wind has taken us into uncharted waters.  Our ability to plot a steady course in such conditions has come from focusing mainly on the companies that we believe have shown themselves able to manage themselves well and pursue wise strategic directions.

Let me risk your ire with a bit of “shop talk.” Price-to-earnings ratios are a feature in most discussions of valuation, both for the market as a whole and for individual companies.  As you know, they represent the multiple of the share price to the earnings per share of a company, but there are two earnings per share figures for most companies.  The first is the earnings according to Generally Accepted Accounting Principles (GAAP).  The second is the company’s “reported” or “operating” earnings excluding certain items, which are referred to as non-GAAP earnings.  I sometimes think of the latter as earnings “without the bad stuff.”  As you might have guessed, the adjusted earnings are typically used to calculate the price/earnings ratio for both companies and the market.

Let me use two examples from the Fund’s portfolio.  Stryker (1.09% of portfolio), which was added in 2012, is a leading medical device and supply company.  In the first quarter of 2013, they reported GAAP earnings of $0.79 per share.  Their non-GAAP earnings were $1.03 per share.  The non-GAAP figure excludes $90 million dollars for expenses related to a product recall, regulatory matters, and acquisition integration costs.  For most medical device makers such items are a usual cost of doing business, although they might not occur in every reporting period.  I certainly do not mean to imply any wrongdoing by Stryker or an attempt by Stryker to mislead by excluding those items, and Stryker’s policies are a common practice.  By contrast, Graco (2.63% of portfolio), which has been a top holding of the fund for several years, is the exception.  Although they have had some unusual expenses, especially as a result of the Federal Trade Commission’s objections to parts of an acquisition from Illinois Tool Works, they use GAAP figures.  As a consequence, many analysts and investors have regarded Graco’s price earnings ratio as too high.

In the 1990’s, presidential advisor James Carville famously said that in his next life he would like to come back as the bond market, since policies seemed designed to please that market.  Similarly, all of us should recognize that we have been favored more recently by policies designed to support the stock market.  In our management of the Fund’s portfolio, we will not depend on such favor.  We have and will continue to manage as though rougher seas can suddenly reappear.

Finally, thanks are due the employees of many of our portfolio companies who have done their jobs in making their firms prosper and to our loyal shareholders who have continued to show their confidence in our management of the Fund.  In the interim until our next annual report, our website, www.marathonvalue.com, can keep you up-to-date.

Sincerely,

Marc Heilweil

April 30, 2013

MANAGEMENT DISCUSSION

Over the six-month period ending April 30, 2013, Marathon Value (“Marathon” or “the Fund”) returned +13.61%.  Marathon’s annualized performance since inception (March 28, 2000) is +7.53%.  The comparable total returns for the S&P 500 benchmark are +14.42% and +2.36%.  Since the Fund’s inception, the Fund’s cumulative total return has been +158.59%, versus the S&P 500’s cumulative total return of +35.74% for a total return differential of +122.85% for Marathon.

PERFORMANCE SUMMARY

For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	Year-to- Date 2013 as of 04/30/13	Since Inception as of 04/30/13
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	15.87% 15.06%	1.76% 2.11%	12.91% 16.00%	10.61% 12.74%	158.59% 35.74%

Annualized Total Returns
For the Periods Ended April 30, 2013
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	13.48% 16.89%	11.28% 12.80%	6.56% 5.21%	8.79% 7.88%	7.53% 2.36%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.20%.  (1.20% after waivers and reimbursements by the Advisor).  The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through March 8, 2014.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting  www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You  should  carefully  consider  the  investment  objectives,  potential  risks,  management  fees,  and  charges  and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

1326-NLD-06/05/2013

April 30, 2013

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through April 30, 2013.   The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling1-800-788-6086 or visiting  www.marathonvalue.com.  The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

The current bull market has been called “the hated rally” by many on and off Wall Street, but especially by those who have sat out the rise in equity prices.  Those who do not closely examine businesses’ underlying operating results cannot fathom how this stock market continues to charge higher, while unemployment remains elevated and businesses warn of continued soft conditions in various sectors and geographies.  A partial answer to these concerns is that the market is forward- looking.  Many stocks are inexpensive based on 2013 earnings estimates, but investors may be looking at the challenges mentioned above as “dry powder” for a continued economic expansion.  Capital expenditures have been delayed, domestic manufacturing is

April 30, 2013

becoming more affordable relative to offshoring, and household formation has been stalled for so long that new home starts could jump dramatically.

The most surprising element of the recent surge in equities is the lack of a 5-to-10% pullback or “breather.”  There are so many underinvested parties waiting to jump into stocks that even 2% pullbacks are met with new entrants to the equity market. Another complex aspect of the current market is the “shifting” of the value investors place on various assets and income streams, also referred to as multiple expansion.  When Berkshire Hathaway and 3G Capital recently teamed up to acquire Heinz, the deal created a frenzy amid investors clamoring to own iconic brand names in the consumer products and packaged food industries.  Within weeks, these slow-growing companies were revalued at higher PE multiples solely due to changing investor sentiment, without any change to underlying business performance.  Our holdings in this market segment received this boost even though they are unlikely takeover targets.

The Fund holds stakes in many companies that we have followed closely for years.  It may seem repetitive to read the Management Discussion and hear about the same stocks leading our performance during multiple periods as a result.  The stock market is extremely difficult to time, and so we strive to find companies and managements that we can trust for multiple economic cycles.  In addition to these investments, a smaller segment of the portfolio is made up of more opportunistic investments, where we find a company temporarily undervalued by the market.  Our “core” stocks’ best virtue is their management and operational quality, while our non-core investments’ best quality is often their attractive, low valuation.

Graco (GGG, 2.63% of portfolio, Performance +26.53%) was the largest contributor to the Fund’s performance.  Our admiration of company management continues.

Google (GOOG, 1.55% of portfolio, Performance +21.21%) has also been an excellent performer for the fund.  Since founder Larry Page took over as CEO, we have seen a better focus on execution at Google.  Investment spending continues, and as other companies struggle with a shift in consumer engagement from desktop to mobile, Google has outperformed other large technology companies in this area.  Google’s Android operating system is now used by 750 million mobile customers and expected to top one billion by the end of the year.  The company’s purchase of Motorola Mobility, once a major concern for investors, is looking more like an underappreciated asset for the company.

Meanwhile Bank of Internet (BOFI, 1.14% of portfolio, Performance +45.02%) continues to gain share in the mortgage origination industry.  The bank’s stringent underwriting and low loan-to-value ratios give us confidence in their risk-taking, and their online banking model continues to draw in low-cost deposits.  We are confident that even if mortgage activity slows due to eventual interest rate hikes, BOFI can grow through market share gains.  The bank has also diversified its revenue by expanding in the commercial loan sector.

A new purchase for the fund during the six month period was Agco Corp. (AGCO, 0.48% of portfolio, Performance  +3.46%, purchased March 20, 2013), among the world leaders in agricultural equipment such as combines and tractors.

AGCO’s Fendt division enjoys the kind of brand loyalty and prestige in Europe that John Deere has in the United States.  AGCO is also growing and gaining market share in Brazil.  The company’s acquisition of Grain Storage International gave it a foothold in the on-farm storage market, an important development as farmers

April 30, 2013

worldwide recognize the value of storing grain on site, rather than being forced to sell to larger distributors at inopportune prices because they have no other options for storing their product.

Our largest decliner by far was Allied Nevada Gold Corp (ANV, 0.35% of portfolio, Performance

-70.94%).  As mentioned in our last discussion, Allied Nevada was put in the portfolio as a hedge.  The bulk of its gold production is expected in coming years after it finishes building its Nevada mill.  Meanwhile, current production fell short of expectations and ultimately cost the company President and CEO his job.  These factors combined with the drop in the price of Gold prompted Allied Nevada to sell more shares to raise cash, which caused the stock to underperform even the most unpopular sector of the market, the precious metal producers.

While we are always cognizant of macro-economic developments, our best sources of knowledge about the current investment climate are the companies we own and their competitors, whom we also track closely.  The current market environment is displaying elevated levels of investor aggressiveness, where it seems the fear of missing further upside is greater than the fear of losing money.  We will continue to manage the portfolio with a cautious approach by focusing on reducing risk where and when appropriate, while investing for the long term when we find enticing values.

Top 10 Holdings by Industry	% of Net Assets
Industrial Conglomerates	8.7%
Computers	7.2%
Banks	6.8%
Chemicals	6.4%
Retail Stores	6.0%
Energy	5.9%
Electronic Components, Parts & Equipment	5.7%
Industrial Machinery	5.2%
Healthcare	5.2%
Insurance	5.0%
Other / Cash & Cash Equivalents	37.9%
100.0%

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS
April 30, 2013 (Unaudited)
Shares		Fair Value

	COMMON STOCKS - 81.7%
	AUTO PARTS & EQUIPMENT - 2.4%
6,200	Advance Auto Parts, Inc.	$ 520,056
1,800	Autoliv, Inc.	137,556
8,500	Genuine Parts Co.	648,805
		1,306,417
	BANKS - 5.0%
16,400	Bofl Holding, Inc. *	668,792
8,500	Credit Suisse Group AG - ADR	244,630
50,900	Northeast Bancorp	482,023
163,242	Seacoast Banking Corp. of Florida *	349,338
18,500	SunTrust Banks, Inc.	541,125
19,530	US Bancorp	649,958
		2,935,866
	CHEMICALS - 5.3%
19,621	Koninklijke DSM NV - ADR	316,094
9,000	PPG Industries, Inc.	1,324,260
23,000	Valspar Corp.	1,467,860
		3,108,214
	COMMUNICATIONS, BROADCASTING & CABLE - 0.3%
8,300	SK Telecom Co., Ltd. - ADR	161,767

	COMPUTERS - 7.2%
1,000	Apple, Inc.	442,750
29,000	Cisco Systems, Inc.	606,680
13,950	EMC Corp/MA *	312,898
1,100	Google, Inc. *	907,027
19,000	Intel Corp.	455,050
6,200	International Business Machines Corp.	1,255,748
6,600	Microsoft Corp.	218,460
		4,198,613
	DATA SERVICES - 4.0%
6,700	Automatic Data Processing, Inc.	451,178
9,800	Equifax, Inc. *	599,760
9,500	Global Payments, Inc.	440,800
31,000	Net 1 UEPS Technologies, Inc. *	232,810
11,000	Total System Services, Inc.	259,820
6,000	Verisk Analytics, Inc. *	367,740
		2,352,108

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2013 (Unaudited)
Shares		Fair Value

	DELIVERY & FREIGHT SERVICES - 1.5%
9,800	United Parcel Service, Inc.	$ 841,232

	ELECTRONIC COMPONENTS, PARTS & EQUIPMENT - 5.7%
21,600	Avnet, Inc. *	707,400
22,500	Corning, Inc.	326,250
21,500	Linear Technolgy Corp.	784,750
23,139	Secom Co., Ltd. - ADR *	320,938
9,000	TE Connectivity, Ltd.	391,950
12,200	Texas Instruments, Inc.	441,762
7,480	Zebra Technologies Corp. *	348,942
		3,321,992
	ENERGY - 5.9%
5,000	Anadarko Petroleum Corp.	423,800
6,600	ConocoPhillips	398,970
3,900	Devon Energy Corp.	214,734
5,323	Exxon Mobil Corp.	473,694
22,900	Noble Corp.	858,750
8,000	Phillips 66	487,600
13,500	RPC, Inc.	178,740
9,500	Sasol, Ltd. - ADR	412,490
		3,448,778
	FINANCE - 0.3%
26,300	Reading International, Inc. *	153,066

	GOLD & SILVERS ORES - 0.4%
19,200	Allied Nevada Gold Corp. *	205,440

	HEALTHCARE - 5.2%
4,700	Becton Dickinson and Co.	443,210
5,500	Cardinal Health, Inc.	243,210
5,300	Edwards Lifesciences Corp. *	338,087
7,808	Life Technologies Corp. *	575,371
4,400	QIAGEN NV *	87,472
16,500	St. Jude Medical, Inc.	680,130
9,700	Stryker Corp.	636,126
		3,003,606

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2013 (Unaudited)
Shares		Fair Value

	HOUSEHOLD PRODUCTS - 3.5%
6,600	Colgate-Palmolive Co.	$ 788,106
5,600	Kimberly-Clark Corp.	577,864
8,627	Procter & Gamble Co.	662,295
		2,028,265
	INDUSTRIAL CONGLOMERATES - 8.7%
10,700	3M Co.	1,120,397
18,100	Eaton Corp. PLC	1,111,521
11,400	Emerson Electric Co.	632,814
23,300	General Electric Co.	519,357
26,684	Raven Industries, Inc.	895,248
24,775	Tyco International, Ltd.	795,773
		5,075,110
	INDUSTRIAL MACHINERY - 5.2%
5,300	AGCO Corp.	$ 282,225
25,438	Graco, Inc.	1,539,762
8,300	Illinois Tool Works, Inc.	535,848
13,300	Lincoln Electric Holdings, Inc.	701,708
		3,059,543
	INSURANCE - 5.0%
3,013	Alleghany Corp. *	1,186,339
5,000	Aon PLC	301,750
6,500	Berkshire Hathaway, Inc. *	691,080
1,306	National Western Life Insurance Co.	238,502
900	White Mountains Insurance Group, Ltd.	520,479
		2,938,150
	MATERIALS - 0.3%
11,500	Resolute Forest Products, Inc. *	168,245

	PACKAGED FOODS - 3.6%
16,000	Archer-Daniels-Midland Co.	543,040
15,500	Campbell Soup Co.	719,355
10,300	PepsiCo., Inc.	849,441
		2,111,836

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2013 (Unaudited)
Shares		Fair Value

	PHARMACEUTICALS - 3.6%
8,500	Bristol-Myers Squibb Co.	$ 337,620
11,500	GlaxoSmithKline PLC - ADR	593,860
6,845	Novartis AG - ADR	504,887
1,300	Novo Nordisk A/S - ADR	229,619
11,500	Pfizer, Inc.	334,305
3,000	Teva Pharmaceutical Industries, Ltd. - ADR	114,870
		2,115,161
	PUBLISHING & PRINTING MEDIA - 0.4%
5,668	John Wiley & Sons, Inc.	216,348

	RESTAURANTS - 1.5%
8,400	McDonald's Corp.	857,976

	RETAIL STORES - 6.0%
8,600	Bed Bath & Beyond, Inc. *	591,680
6,300	Costco Wholesale Corp.	683,109
23,500	Lowe's Cos, Inc.	902,870
20,120	Staples, Inc.	266,389
4,000	Tiffany & Co.	294,720
8,000	Walgreen Co.	396,080
9,100	Weis Markets, Inc.	380,653
		3,515,501
	SERVICES - MISCELLANEOUS AMUSEMENT & RECREATION - 0.4%
8,000	Walt Disney Co.	502,720

	STAFFING SERVICES - 0.3%
10,100	CDI Corp.	158,267

	TOTAL COMMON STOCK (Cost $29,960,841)	47,784,221

	EXCHANGE TRADED FUNDS - 0.4%
11,000	iShares Silver Trust * (Cost $333,660)	258,060

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.3%
11,481	Colony Financial, Inc.	256,026
3,800	EastGroup Properties, Inc.	239,666
16,370	Plum Creek Timber Co.	843,710
	TOTAL REITs (Cost $773,370)	1,339,402

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2013 (Unaudited)
Par value		Fair Value

	CORPORATE BONDS - 9.4%
	ASSET BACKED SECURITIES - 0.1%
$ 27,904	Countrywide Asset-Backed Certificates, 3.20%, 10/25/2032 (A)	$ 1,397
62,692	Countrywide Asset-Backed Certificates, 0.86%, 4/25/2032 (A)	43,586
		44,983
	BEVERAGES - 0.7%
400,000	Coca-Cola HBC Finance BV, 5.125%, 9/17/2013	405,180

	BANKS - 1.8%
250,000	Bank of America Corp., 0.610%, 9/15/2014 (A)	249,441
245,000	Bank of Baroda, 0.25%, 6/25/2013	244,955
245,000	Fifth Third Bank, 0.20%, 5/28/2013	244,971
300,000	SunTrust Bank, 0.583%, 4/1/2015 (A)	297,031
		1,036,398
	CHEMICALS - 0.4%
250,000	ICI Wilmington, Inc., 5.625%, 12/1/2013	256,636

	DIVERSIFIED FINANCIAL SERVICES - 0.5%
300,000	Ford Motor Credit Corp., 7.00%, 10/1/2013	307,985

	FOOD - 2.2%
350,000	Ingles Markets, Inc., 8.875%, 5/15/2017	367,500
500,000	Mondelez International, Inc., 5.25%, 10/1/2013	509,664
400,000	Safeway, Inc., 6.25%, 3/15/2014	418,049
		1,295,213
	HOLDING COMPANIES - 0.7%
372,000	Leucadia National Corp., 7.00%, 8/15/2013	377,301

	MACHINERY-DIVERSIFIED - 0.6%
350,000	Case New Holland, Inc., 7.75%, 9/1/2013	356,563

	MINING - 0.6%
350,000	Aloca, Inc., 6.00%, 7/15/2013	353,742

	OIL & GAS - 0.4%
250,000	Chesapeake Energy Corp., 7.625%, 7/15/2013	253,438

	PIPELINES - 0.6%
350,000	El Paso, LLC., 6.875%, 6/15/2014	369,250

	REITs - 0.5%
300,000	Duke Realty LP., 6.25%, 5/15/2013	300,554

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2013 (Unaudited)
Par Value		Fair Value

	CMO - 0.3%
$ 75,951	Impac CMB Trust Series 2003-8, 1.10%, 10/15/2033 (A)	$ 76,812
107,690	Impac CMB Trust Series 2004-4, 1.04%, 9/25/2034 (A)	95,209
		172,021

	TOTAL CORPORATE BONDS (Cost $5,585,219)	5,529,264

Shares	PREFERRED STOCK - 0.7%
	CHEMICALS - 0.7%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	422,720

	MONEY MARKET FUND - 5.6%
3,298,295	Huntington Conservative Deposit Account, 0.08% (A)
	(Cost $3,298,295)	3,298,295

	TOTAL INVESTMENTS (Cost $40,259,963)(B) - 100.1%	$ 58,631,962

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(146,970)

	NET ASSETS - 100.00%	$ 58,484,992

* Non-income producing securities.
REIT - Real Estate Investment Trust.
CMO - Collateralized Mortgage Obligation
(ADR) American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at April 30, 2013.

(B) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $40,270,398 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 19,149,511
	Unrealized depreciation	(787,947)
	Net unrealized appreciation	$ 18,361,564

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013 (Unaudited)

ASSETS
Investment securities:
At cost	$ 40,259,963
At fair value	$ 58,631,962
Dividends and interest receivable	101,163
Receivable for securities sold	12,894
Receivable for fund shares sold	1,223
Receivable for foreign tax reclaims	1,051
Other assets	3,480
TOTAL ASSETS	58,751,773

LIABILITIES
Payable for securities purchased	237,293
Investment advisory fees payable (a)	26,743
Payable for fund shares redeemed	2,745
TOTAL LIABILITIES	266,781
NET ASSETS	$ 58,484,992

Net Assets Consist Of:
Paid in capital	$ 38,976,603
Undistributed net investment income	88,254
Accumulated net realized gain from security transactions	1,042,903
Net unrealized appreciation on investments	18,377,232
NET ASSETS	$ 58,484,992

Net Asset Value Per Share:
Shares:
Net Assets	$ 58,484,992
Shares of beneficial interest outstanding	2,952,377

Net asset value	$ 19.81

(a) See Note 3 in the Notes to Financial Statements

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $5,703)	$ 504,273
Interest	47,859
TOTAL INVESTMENT INCOME	552,132

EXPENSES
Investment advisory fees (a)	332,991
TOTAL EXPENSES	332,991

NET INVESTMENT INCOME	219,141

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	1,066,972
Change in unrealized appreciation on investments	5,617,544

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	6,684,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 6,903,657

(a) See Note 3 in the Notes to Financial Statements

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
FROM OPERATIONS
Net investment income	$ 219,141	$ 349,851
Net realized gain from investments	1,066,972	385,315
Net change in unrealized appreciation on investments	5,617,544	3,701,211
Net increase in net assets resulting from operations	6,903,657	4,436,377

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(403,638)	(278,183)
From net realized gains	(409,874)	(843,382)
Net decrease in net assets from distributions to shareholders	(813,512)	(1,121,565)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,588,374	7,695,358
Reinvestment of distributions to shareholders	-	1,118,418
Payments for shares redeemed	(2,550,039)	(3,022,910)
Net increase in net assets from shares of beneficial interest	2,038,335	5,790,866

TOTAL INCREASE IN NET ASSETS	8,128,480	9,105,678

NET ASSETS
Beginning of Period	50,356,512	41,250,834
End of Period *	$ 58,484,992	$ 50,356,512
* Includes undistributed net investment income of:	$ 88,254	$ 272,751

SHARE ACTIVITY
Shares Sold	248,520	448,393
Shares Reinvested	-	69,814
Shares Redeemed	(137,825)	(174,254)
Net increase from share activity	110,695	343,953

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	April 30, 2013		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008

Net asset value, beginning of period	$ 17.72		$ 16.52	$ 15.39	$ 13.37	$ 12.54	$ 16.88

Activity from investment operations:
Net investment income	0.08	(b)	0.13	0.10	0.11	0.12	0.16
Net realized and unrealized
gain/(loss) on investments	2.30		1.51	1.13	2.02	0.91	(4.01)
Total from investment operations	2.38		1.64	1.23	2.13	1.03	(3.85)

Less distributions from:
Net investment income	(0.14)		(0.11)	(0.10)	(0.11)	(0.19)	(0.18)
Net realized gains	(0.15)		(0.33)	-	-	(0.01)	(0.31)
Total distributions	(0.29)		(0.44)	(0.10)	(0.11)	(0.20)	(0.49)

Net asset value, end of period	$ 19.81		$ 17.72	$ 16.52	$ 15.39	$ 13.37	$ 12.54

Total return (a)	13.61%	(d)	10.24%	8.03%	16.04%	8.51%	(23.36)%

Net assets, end of period (000s)	$ 58,485		$ 50,357	$ 41,251	$ 36,831	$ 30,802	$ 26,979

Ratio of expenses to average net assets
before waiver	1.23%	(c)(f)	1.25%	1.25%	1.27%	1.28%	1.27%
Ratio of expenses
to average net assets	1.23%	(c)(f)	1.25%	1.25%	1.23%	1.25%	1.25%
Ratio of net investment income to average
net assets before waiver	0.81%	(c)	0.75%	0.64%	0.72%	0.99%	1.13%
Ratio of net investment income to average
net assets (e)	0.81%	(c)	0.75%	0.64%	0.76%	1.02%	1.15%

Portfolio Turnover Rate	9%		13%	16%	16%	26%	42%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Annualized for periods less than one full year.
(d) Not annualized

(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund's expense ratio.

(f) Effective March 8, 2013, the expense cap changed from 1.25% to 1.20%

See accompanying notes to financial statements.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (Unaudited)

1.

ORGANIZATION

Marathon Value Portfolio (the ‘‘Fund’’) is a series of shares of beneficial interest of the Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Fund is a, diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a series of the Unified Series Trust (the “Predecessor Fund”), is the successor to the Marathon Value Portfolio of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003.  The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000 the Fund’s Advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

 At a meeting held on November, 11, 2012, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization and Termination (the “Agreement”). Under the Agreement, the Predecessor Fund assigned all of its assets and liabilities to the Fund in exchange for a number of the Fund shares equivalent in number and value to shares of the Predecessor Fund outstanding immediately prior to March 8, 2013 (the “Closing Date”), followed by a distribution of those shares to the Predecessor Fund shareholders so that each Predecessor Fund shareholder received shares of the Fund equivalent to the number of Predecessor Fund shares held by such shareholder on the Closing Date.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013 (Unaudited)

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2013, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 47,784,221	$ -	$ -	$ 47,784,221
Exchange Traded Funds	258,060	-	-	258,060
Real Estate Investment Trusts	1,339,402	-	-	1,339,402
Corporate Bonds	-	5,529,264	-	5,529,264
Preferred Stock	422,720	-	-	422,720
Money Market Fund	3,298,295	-	-	3,298,295
Total	$ 53,102,698	$ 5,529,264	$ -	$ 58,631,962

The Fund did not hold any Level 3 securities during the period.

*Refer to the Schedule of Investments for classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2009, 2010, 2011 and 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013 (Unaudited)

2.

INVESTMENT TRANSACTIONS

For the six months ended April 30, 2013, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $3,971,368 and $2,192,995 respectively.

3.

INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the ”Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and officers, and extraordinary or nonrecurring expense. As compensation for its management services the agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the six months ended April 30, 2013, the Advisor earned fees of $332,991 from the Fund.

Prior to March 8, 2013, the Adviser provided management services to the Predecessor Fund under the terms of a prior management agreement under which the Predecessor Fund was obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. The Predecessor Fund, not the Adviser, paid brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, including litigation, and any 12b-1 fees.  At April 30, 2013 the Advisor was owed $0 for its advisory services and no fees were waived during the year. The amounts subject to prepayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2013 are as follows:

Expiration                   Amount

October 31, 2013

$6,101

The fees paid to the Manager are reviewed annually by the Fund’s Board of Trustees. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

For the period November 1, 2012 to March 8, 2013, Huntington Assets Services, Inc. provided administrative, fund accounting, and transfer agency services to the Fund.

Effective at the close of business on March 8, 2013, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust.

Pursuant to the terms of an administrative servicing agreement with GFS, Gemini receives a monthly fee for all operating expenses of the Fund, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees.  The approved entities may be affiliates of GFS.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the period ended April 30, 2013, the Distributor received $0 in underwriting commissions.

Effective March 8, 2013, with the approval of the Board, the Fund pays its pro rata share of a total of $24,000 annual fee for each Independent Trustee, plus $3,500 per year for the Chairman of the Audit Committee and the Chairman of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013 (Unaudited)

None of the executive officers receive compensation from the Trust.

4.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2012	October 31, 2011
Ordinary Income	$ 273,592	$ 248,945
Long-Term Capital Gains	847,973	-
	$ 1,121,565	$ 248,945

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October		Unrealized	Total
Ordinary	Long-Term	and Late	Capital Loss	Appreciation/	Accumulated
Income	Gains	Year Losses	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$ 283,772	$ 385,219	$ -	$ -	$ 12,749,253	$ 13,418,244

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and the treatment of income earned from underlying securities.

5.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2013, Charles Schwab & Co. was the record owner of 73.75% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others.  As a result, Charles Schwab & Co. may be deemed to control the Fund.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Approval of Advisory Agreement – Marathon Value Portfolio*

In connection with a meeting held on November 29, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Spectrum Advisory Services, Inc. (“SAS”) and the Trust, on behalf of the Marathon Value Portfolio (the “Fund”).  The Board was assisted by independent legal counsel throughout the Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement:

Nature, Extent and Quality of Services.   The Board noted that SAS will provide equity and fixed income research and analysis of market sectors and individual equities with an eye toward long term capital appreciation to the Fund.  The Board considered the experience of the investment professionals (over 60 years of combined investment experience serving high net worth individuals, ERISA plans, foundations and trusts) with a combined $441 million in assets as a positive attribute. The Board noted that SAS reported no compliance or litigation issues during the past 24 months.  The Board concluded that SAS has delivered quality service to the shareholder of the current Marathon Fund.

Performance.  The Board noted that the current Marathon Fund returned 22.56% for the past year which was on par with the Peer Group, but underperformed the Morningstar Category which returned 27.07% during the same year.  The Trustees discussed the Fund’s performance since SAS began managing the Fund in 2000, and agreed that the long term performance was good, and that the adviser’s emphasis on growth with low volatility, rather than short term returns, was a valid approach.  While past performance is not indicative of future results, the Board further concluded that SAS has the skill and potential to deliver positive performance for the benefit of the shareholders.

Fees & Expenses.  The Trustees discussed the proposed “unitary” fee of 1.20%, under which SAS will pay the ordinary operating expenses of the Fund.  They argued that the management fees charged by similar funds is a consideration, but that the total fees charged by the peer group and funds in the Morningstar category are more meaningful benchmarks in the case of a unitary fee.  It was the consensus of the Trustees that the 1.20% fee compared favorably to the benchmarks.  The Board noted that many of the funds in the Morningstar Category (Large Blend) have greater total assets (allowing for greater economies of scale) have lower fees, while funds with similar asset levels to SAS have higher fees.  The Board concluded that the advisory fee was reasonable.

Economies of Scale.  The Trustees discussed that SAS estimates that, at the end of 12 months, the assets in the Fund will be between $55 million and $60 million.  The Board noted

Approval of Advisory Agreement – Marathon Value Portfolio* - Continued

that SAS agreed to consider a 0.05% breakpoint when the assets exceed $100 million and another 0.05% when it exceeds $150 million.  The Board noted that while these asset levels will likely not be achieved during the initial term of the agreement, they are pleased SAS is considering breakpoints at certain asset levels. The Board agreed to monitor the Fund’s growth and re-address breakpoints at the appropriate time.

Profitability.  The Board considered the anticipated profits to be realized by SAS in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that because of the anticipated asset levels during the initial term of the agreement and the estimated expenses of the adviser, it appears that SAS may not realize profit during the initial term of the agreement.  The Board concluded that SAS’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that approval of the  Agreement was in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Funds.

Marathon Value Portfolio

EXPENSE EXAMPLES

April 30, 2013 (Unaudited)

As a shareholder of Marathon Value Portfolio (the ‘‘Fund’’), you incur costs, consisting solely of management fees, tax expenses, and trustee expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

November 1, 2012 to April 30, 2013 (the ‘‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period 11/1/12-4/30/13*	Expense Ratio During the Period 11/1/12-4/30/13
	$1,000.00	$1,136.10	$6.51	1.23%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period 11/1/12-4/30/13*	Expense Ratio During the Period 11/1/12-4/30/13
	$1,000.00	$1,018.70	$6.16	1.23%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE                                                               Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

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open an account or give us contact information

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provide account information or give us your income information

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make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

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sharing for affiliates’ everyday business purposes—information about your creditworthiness

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affiliates from using your information to market to you

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sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68130

MANAGER

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH, 44115

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

41 South High Street

Columbus, OH  43215

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/10/13

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

7/10/13